THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Highland Fixed Income Fund, a series of Highland Funds II, into the First Foundation Fixed Income Fund, a series of the Trust and (ii) the Highland Total Return Fund, a series of Highland Funds II, into the First Foundation Total Return Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ William M. Doran	Date:	October 22	, 2020
William M. Doran
Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Highland Fixed Income Fund, a series of Highland Funds II, into the First Foundation Fixed Income Fund, a series of the Trust and (ii) the Highland Total Return Fund, a series of Highland Funds II, into the First Foundation Total Return Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Jon C. Hunt	Date:	October 22	, 2020
Jon C. Hunt
Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Highland Fixed Income Fund, a series of Highland Funds II, into the First Foundation Fixed Income Fund, a series of the Trust and (ii) the Highland Total Return Fund, a series of Highland Funds II, into the First Foundation Total Return Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Thomas P. Lemke	Date:	October 26	, 2020
Thomas P. Lemke
Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Highland Fixed Income Fund, a series of Highland Funds II, into the First Foundation Fixed Income Fund, a series of the Trust and (ii) the Highland Total Return Fund, a series of Highland Funds II, into the First Foundation Total Return Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Jay C. Nadel	Date:	October 21	, 2020
Jay C. Nadel
Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Highland Fixed Income Fund, a series of Highland Funds II, into the First Foundation Fixed Income Fund, a series of the Trust and (ii) the Highland Total Return Fund, a series of Highland Funds II, into the First Foundation Total Return Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Randall S. Yanker	Date:	October 26	, 2020
Randall S. Yanker
Trustee

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned officer of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Highland Fixed Income Fund, a series of Highland Funds II, into the First Foundation Fixed Income Fund, a series of the Trust and (ii) the Highland Total Return Fund, a series of Highland Funds II, into the First Foundation Total Return Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Michael Beattie	Date:	October 22	, 2020
Michael Beattie
President

THE ADVISORS’ INNER CIRCLE FUND III

POWER OF ATTORNEY

I, the undersigned officer of The Advisors’ Inner Circle Fund III, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Highland Fixed Income Fund, a series of Highland Funds II, into the First Foundation Fixed Income Fund, a series of the Trust and (ii) the Highland Total Return Fund, a series of Highland Funds II, into the First Foundation Total Return Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Stephen Connors	Date:	October 22	, 2020
Stephen Connors
Treasurer, Controller and Chief Financial Officer